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                                                                   EXHIBIT 10.4

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                          RELIANCE STEEL & ALUMINUM CO.

                   AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENTS

                            Dated as of July 1, 2003

                                       Re:
              Note Purchase Agreements dated as of October 15, 1998
                                       and
         $23,000,000 6.23% Senior Notes, Series H, due October 15, 2005
         $24,000,000 6.37% Senior Notes, Series I, due October 15, 2006
         $25,000,000 6.52% Senior Notes, Series J, due October 15, 2008
                                       and
         $78,000,000 6.70% Senior Notes, Series K, due October 15, 2010

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                   AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENTS

         Amendment No. 1 to Note Purchase Agreements dated as of July 1, 2003, between BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA, CONNECTICUT GENERAL LIFE INSURANCE COMPANY, CENTURY INDEMNITY COMPANY, JOHN HANCOCK LIFE INSURANCE COMPANY, JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY, JOHN HANCOCK REASSURANCE COMPANY LTD., MELLON BANK, N.A., AS TRUSTEE FOR THE BELL ATLANTIC MASTER TRUST, COMMONWEALTH OF PENNSYLVANIA STATE EMPLOYEES' RETIREMENT SYSTEM, THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, AMERICAN UNITED LIFE INSURANCE COMPANY, REASSURE AMERICA LIFE INSURANCE COMPANY, THE UNION CENTRAL LIFE INSURANCE COMPANY, AMERICAN INVESTORS LIFE INSURANCE COMPANY and MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (each a "Purchaser" and, collectively, the "Purchasers").

                                    RECITALS

         A. Under and pursuant to the separate and several Note Purchase Agreements dated as of October 15, 1998 (the "Note Purchase Agreements"), between the Company and each of the Purchasers, the Company has issued and sold to the Purchasers (i) $23,000,000 aggregate principal amount of its 6.23% Senior Notes, Series H, due October 15, 2005 (the "Series H Notes"), (ii) $24,000,000 aggregate principal amount of its 6.37% Senior Notes, Series I, due October 15, 2006 (the "Series I Notes"), (iii) $25,000,000 aggregate principal amount of its 6.52% Senior Notes, Series J, due October 15, 2008 (the "Series J Notes") and
(iv) $78,000,000 aggregate principal amount of its 6.70% Senior Notes, Series K, due October 15, 2010 (the "Series K Notes"). The Series H Notes, the Series I Notes, the Series J Notes and the Series K Notes are herein collectively referred to as the "Notes."

         B. Under and pursuant to that certain Credit Agreement by and among the Company and Bank of America, N.A., a national banking association (the "Bank"), dated as of October 24, 2001 (as amended, the "Credit Agreement"), the Bank has extended to the Company a revolving line of credit on the terms and conditions provided therein. Under the terms of the Third Amendment to Credit Agreement dated as of July __, 2003, the Bank has required the Company and the Subsidiary Guarantors to grant the Collateral Agent (as defined in the Intercreditor Agreement described in Section 1.1 below) a first priority lien in all right, title and interest of the Company and the Subsidiary Guarantors in the Collateral (as defined in the Intercreditor Agreement described in Section
1.1 below), whether now owned or hereafter acquired.

         C. Under and pursuant to Sections 10.5 and 11 of the Note Purchase Agreements, the grant of a lien by the Company or the Subsidiary Guarantors on any of their assets or property in favor of the Bank or any other creditor would be prohibited and would constitute an Event of Default. In consideration for the Purchasers' consent to the granting of a lien with respect to the Collateral and the other amendments provided herein, the Company and the Subsidiary Guarantors have agreed to grant a first priority lien in the Collateral in favor of the Collateral Agent for the ratable benefit of the Bank and the other lenders under the Credit Agreement, the

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holders of certain other senior notes of the Company and each of the Purchasers
(the "Pari Passu Lien").

         D. Under and pursuant to the Subsidiary Guaranty, the Subsidiary Guarantors have unconditionally guaranteed the obligations of the Company in connection with the issuance of the Notes. As a condition precedent to amending the Note Purchase Agreements, the Purchasers have required the Subsidiary Guarantors to acknowledge and consent to this Amendment No. 1 to the Note Purchase Agreements and to pledge certain of their assets to the Collateral Agent to secure the payment of the Notes and the performance by each of the Subsidiary Guarantors of their obligations under the Subsidiary Guaranty and, desiring to help secure financing for the Company which will result in direct or indirect benefits to each of the Subsidiary Guarantors, the Subsidiary Guarantors have agreed to acknowledge and consent to this Amendment No. 1 to Note Purchase Agreements and to pledge certain of their assets pursuant to the Security Agreement (as defined in Section 1.1 hereof).

         E. The Pari Passu Lien shall be granted pursuant to the Security Agreement, which is substantially in the form attached hereto as Exhibit A.

         F. The terms pursuant to which the Purchasers, the Bank and certain other senior creditors of the Company will share such Pari Passu Lien shall be set forth in an Intercreditor Agreement substantially in the form attached hereto as Exhibit B.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the Company and the Purchasers agree that the Note Purchase Agreements are hereby amended in the following respects:

SECTION 1.        AMENDMENTS TO NOTE PURCHASE AGREEMENTS.

         Section 1.1. Section 1 of the Note Purchase Agreements is hereby amended by adding two new paragraphs at the end thereof reading in their entirety as set forth below:

                  As an inducement to you entering into Amendment No. 1 to Note Purchase Agreements, the Company has executed and delivered or will cause to be executed and delivered, or simultaneously with the execution and delivery of Amendment No. 1 to Note Purchase Agreements will execute and deliver, and the Notes, together with all other Obligations (as defined in the Intercreditor Agreement described below), will be secured by, the Security Agreement dated as of July 1, 2003 (the "Security Agreement") from the Company and each Material Subsidiary to Bank of America, N.A., as Collateral Agent (the "Collateral Agent"), pursuant to which the Company and each Material Subsidiary shall grant a security interest (which shall be a pari passu, first priority, perfected security interest, subject to Liens permitted by Section 10.5) in the collateral defined therein to the Collateral Agent for the benefit of the holders of the Notes, certain other creditors of the Company and Bank of America, N.A. (the "Bank"), which Security Agreement will be

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         substantially in the form attached to Amendment No. 1 to Note Purchase
         Agreements as Exhibit A.

                  In addition, pursuant to that certain Intercreditor Agreement dated as of July 1, 2003 (the "Intercreditor Agreement") among the Company, the Bank, individually and as Collateral Agent, certain other creditors of the Company and the holders of the Notes, which shall be substantially in the form attached to Amendment No. 1 to Note Purchase Agreements as Exhibit B, the Bank, such other creditors and the holders of the Notes have agreed, among other things, to share in the manner set forth therein the proceeds arising from the disposition of Collateral subject to the Security Agreement.

         Section 1.2.      A new sentence is hereby added to the end of Section
8.2 of the Note Purchase Agreements reading in its entirety as set forth below:

         If amounts are to be applied to the principal of the Notes pursuant to the terms of the Intercreditor Agreement, such principal amount together with interest owing thereon to the prepayment date pursuant to the Intercreditor Agreement and the Make-Whole Amount, if any, with respect to such principal amount of each Note shall be due and payable on such date.

         Section 1.3. The definition of "Reinvestment Yield" in Section 8.6 of the Note Purchase Agreements is hereby amended by replacing all references to "USD" with "PX-1" and all references to "duration" with "maturity".

         Section 1.4. Section 9.6 of the Note Purchase Agreements is hereby amended and restated to read in its entirety as set forth below:

                  Section 9.6.     Security.

                  (a) Security Agreement. The Company will execute and deliver to each holder of Notes, in connection with the closing of Amendment No. 1 to Note Purchase Agreements dated as of July 1, 2003, the Security Agreement. You hereby agree that the Security Agreement shall be released upon your receipt of written evidence, in the form attached hereto as Exhibit 9.6(a), that no other Debt of the Company that was secured by the Security Agreement is supported by any Lien or security agreement from the Company or any Material Subsidiary. In the event that the Security Agreement is so released and other Debt of the Company that was secured by the Security Agreement is thereafter supported by any Lien or security agreement from the Company or any Material Subsidiary, the Company (i) shall provide each holder of the Notes with at least 30 days' prior written notice thereof, which notice shall describe in reasonable detail such proposed other Lien or security agreement and (ii) concurrent with the effectiveness of such other Lien or security agreement, will execute and deliver to each holder of Notes, a new security agreement in the form of the Security Agreement granting a first priority pari passu Lien on the Collateral (as defined in the Security Agreement) to the Agent for the benefit of the holders of the Notes.

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                  (b)      Subsidiary Guaranties and Collateral. The Company
         will cause each of its Material Subsidiaries existing as of the date of the Closing to execute and deliver to each holder of Notes, at the Closing (i) a subsidiary guaranty in the form attached hereto as
         Exhibit 9.6 (the "Subsidiary Guaranty") pursuant to which such Material Subsidiary will unconditionally guarantee all obligations of the Company under this Agreement, the Other Agreements, the Notes and the other Security Documents and (ii) the Security Agreement pursuant to which such Material Subsidiary will grant and maintain a first priority pari passu security interest (subject to Liens permitted by Section 10.5) in the Collateral (as defined in the Security Agreement) to the Agent for the benefit of the holders of the Notes. The Company will cause (a) each of its Restricted Subsidiaries that becomes a Material Subsidiary at any time after the Closing and (b) each Material Subsidiary that is acquired at any time after the Closing to execute and deliver to each holder of Notes, within 10 Business Days after becoming a Material Subsidiary (i) a supplement to the Subsidiary Guaranty pursuant to which such Material Subsidiary will unconditionally guarantee all obligations of the Company under this Agreement, the Other Agreements, the Notes and the other Security Documents and (ii) a supplement to the Security Agreement pursuant to which such Material Subsidiary (y) will grant and maintain a first priority pari passu security interest (subject to Liens permitted by Section 10.5) in certain of its then owned or thereafter acquired personal property to the Agent for the benefit of the holders of the Notes and (z) will pledge its ownership of all of its shares of the capital stock of any Restricted Subsidiary to the Agent for the benefit of the holders of the Notes. The Company hereby agrees that, notwithstanding Section 10.11 hereof, at all times when the Subsidiary Guaranty or the Security Agreement is in effect (a) total net revenues of the Company and its Material Subsidiaries for the period of the immediately preceding four fiscal quarters shall be greater than or equal to 80% of the consolidated total net revenues of the Company and its Subsidiaries for such period and (b) total assets of the Company and its Material Subsidiaries, as of the last day of the immediately preceding fiscal quarter, shall be greater than or equal to 80% of Consolidated Total Assets as of such date, in each case as reflected in the most recent annual or quarterly financial statements of the Company and its Subsidiaries.

                  Notwithstanding the foregoing, you hereby agree that the Security Agreement shall be released upon your receipt of written evidence, in the form attached hereto as Exhibit 9.6(a), that no other Debt of the Company that was secured by the Security Agreement is supported by any Lien or security agreement from the Company or any Material Subsidiary. In the event that the Security Agreement is so released and other Debt of the Company that was secured by the Security Agreement is thereafter supported by any Lien or security agreement from any Material Subsidiary, the Company (i) shall provide each holder of the Notes with at least 30 days' prior written notice thereof, which notice shall describe in reasonable detail such proposed other Lien or security agreement and (ii) concurrent with the effectiveness of such other Lien or security agreement, will cause each of its Material Subsidiaries that executed and delivered a security agreement supporting such other Debt to execute and deliver to each holder of Notes, a new security agreement in the form of the Security Agreement granting a first priority pari passu Lien on the Collateral (as defined in the Security Agreement) to the Agent for the benefit of the holders of the Notes.

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                  Additionally, you hereby further agree that the Subsidiary
         Guaranty shall be released upon your receipt of written evidence, in the form attached hereto as Exhibit 9.6(a), that no other Debt of the Company is supported by any Guaranty from any Material Subsidiary. In the event that the Subsidiary Guaranty is so released and other Debt of the Company is thereafter supported by any Guaranty from any Material Subsidiary, the Company (i) shall provide each holder of the Notes with at least 30 days' prior written notice thereof, which notice shall describe in reasonable detail such proposed other Guaranty and (ii) concurrent with the effectiveness of such other Guaranty, will cause each of its Material Subsidiaries that executed and delivered a Guaranty supporting such other Debt to execute and deliver to each holder of Notes, a new Guaranty in the form of the Subsidiary Guaranty.

         Section 1.5. A new Section 9.7 is hereby added to the Note Purchase Agreements reading in its entirety as set forth below:

                  Section 9.7. Further Assurances. At the written request of the Collateral Agent or any holder of Notes, the Company will, at no expense to the Collateral Agent or any holder of Notes, do, execute, acknowledge and deliver all and every further acts, deeds, conveyances, transfers and assurances reasonably necessary or proper for (i) the perfection and maintenance of the security interests and pledges being provided for pursuant to the Security Documents, (ii) carrying out the purposes of this Agreement, the Other Agreements, the Notes and each Security Document and (iii) better assuring the rights of the holders of the Notes under this Agreement, the Other Agreements, the Notes and each Security Document.

         Section 1.6. Section 10.1 of the Note Purchase Agreements is hereby amended and restated to read in its entirety as set forth below:

                  Section 10.1. Consolidated Funded Debt. The Company will not at any time permit Consolidated Funded Debt to exceed 60% of Total Capitalization.

         Section 1.7. Each reference in the Note Purchase Agreements to "Section 10.1(c)" is hereby replaced with "Section 10.1".

         Section 1.8. Section 10.4 of the Note Purchase Agreements is hereby amended and restated to read in its entirety as set forth below:

                  Section 10.4. Minimum Consolidated Net Worth. The Company will not, at any time, permit Consolidated Net Worth to be less than the sum of (a) $500,000,000, plus (b) an aggregate amount equal to 25% of its Consolidated Net Income (but, in each case, only if a positive number) for each completed fiscal year beginning with the fiscal year ended December 31, 2003.

         Section 1.9. Subparagraph (g) of Section 10.5 of the Note Purchase Agreements is hereby amended and restated to read in its entirety as set forth below:

                  (g) Liens existing on the date of this Agreement and securing the Debt of the Company and its Restricted Subsidiaries referred to in Schedule 5.15 and Liens granted pursuant to this Agreement, the Other Agreements, the Credit Agreement (so long as the Intercreditor Agreement shall remain in effect and each Lender under the Credit Agreement is a party to the Intercreditor Agreement) or the Security Documents;

         Section 1.10. Subparagraph (b) of Section 10.8 of the Note Purchase Agreements is hereby amended and restated to read in its entirety as set forth below:

                  (b) if the Company is not the Successor Corporation, such Successor Corporation shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement, the Other Agreements, the Security Documents and the Notes (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders), and the Company shall have caused to be delivered to each holder of Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

         Section 1.11. The last sentence of Section 10.8 of the Note Purchase Agreements is hereby amended and restated to read in its entirety as set forth below:

         No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any Successor Corporation from its liability under this Agreement, the Other Agreements, the Security Documents or the Notes.

         Section 1.12. Subparagraph (c) of Section 11 of the Note Purchase Agreements is hereby amended and restated to read in its entirety as set forth below:

                  (c) the Company or any Subsidiary Guarantor defaults in the performance of or compliance with any term contained in any Security Agreement or the Company defaults in the performance of or compliance with any term contained in Sections 10.1 through 10.10, inclusive, hereof or any term contained in the Intercreditor Agreement; or

         Section 1.13. Subparagraph (e) of Section 11 of the Note Purchase Agreements is hereby amended and restated to read in its entirety as set forth below:

                  (e) any representation or warranty made in writing by or on behalf of the Company or any Restricted Subsidiary or by any officer of the Company or any Restricted Subsidiary in this Agreement, in any Security Document or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

         Section 1.14. Section 16 of the Note Purchase Agreements is hereby amended and restated to read in its entirety as set forth below:

         SECTION 16.       SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE
                           AGREEMENT.

                  All representations and warranties contained herein, in Amendment No. 1 to Note Purchase Agreements dated as of July 1, 2003 or in any Security Document shall survive the execution and delivery of this Agreement, the Notes and Amendment No. 1 to Note Purchase Agreements dated as of July 1, 2003, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company or any Subsidiary Guarantor pursuant to this Agreement, Amendment No. 1 to Note Purchase Agreements dated as of July 1, 2003 or any Security Document shall be deemed representations and warranties of the Company or such Subsidiary Guarantor under this Agreement. Subject to the preceding sentence, this Agreement (as amended by Amendment No. 1 to Note Purchase Agreements dated as of July 1, 2003), the Security Documents and the Notes embody the entire agreement and understanding between you, the Company and the Subsidiary Guarantors supersede all prior agreements and understandings relating to the subject matter hereof.

         Section 1.15. Subclause (iv) of clause (8) of the second sentence of Section 20 of the Note Purchase Agreements is hereby amended and restated to read in its entirety and a new third sentence is added to Section 20 as set forth below:

                  (iv) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes, this Agreement and the Security Documents. Any holder of a Note (and any employee, representative or other agent of such holder) may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to the taxpayer relating to such tax treatment and tax structure. The authorization in the immediately preceding sentence is not intended to permit, and does not permit, disclosure of any information not related to the tax treatment or tax structure of the transaction, including, for example, the identities of participants or potential participants and any Confidential Information regarding the operations or finances of the Company and its Subsidiaries.

        Section 1.16. Schedule B to the Note Purchase Agreements is hereby amended by adding thereto (in alphabetical order) a new definition of "Consolidated Net Income" reading in its entirety as set forth below:

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                  "Consolidated Net Income" means, with reference to any period, the net income (or loss) of the Company and its Restricted Subsidiaries for such period (taken as a cumulative whole), as determined in accordance with GAAP, after eliminating all offsetting debits and credits between the Company and its Restricted Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Restricted Subsidiaries in accordance with GAAP.

         Section 1.17. Schedule B to the Note Purchase Agreements is hereby amended by adding thereto (in alphabetical order) a new definition of "Intercreditor Agreement" reading in its entirety as set forth below:

                  "Intercreditor Agreement" is defined in Section 1.

         Section 1.18. The definition of "Material Adverse Effect" set forth in Schedule B to the Note Purchase Agreements is hereby amended and restated to read in its entirety as set forth below:

                  "Material Adverse Effect" means a material adverse effect on
         (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries, taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement, the Other Agreements, any Security Document or the Notes, or (c) the validity or enforceability of this Agreement, the Other Agreements, any Security Document or the Notes.

         Section 1.19. The definition of "Material Subsidiary" set forth in Schedule B to the Note Purchase Agreements is hereby amended and restated to read in its entirety as set forth below:

                  "Material Subsidiary" means, at any time, those Subsidiaries listed on Schedule 5.4 and designated as Restricted Subsidiaries, and any other Restricted Subsidiary having at such time either (a) total net revenues for the period of the immediately preceding four fiscal quarters equal to or greater than 10% of the consolidated total net revenues of the Company and its Subsidiaries for such period or (b) total assets, as of the last day of the immediately preceding fiscal quarter, equal to or greater than 10% of the Consolidated Total Assets as of such date, in each case as reflected in the most recent annual or quarterly financial statements of the Company and its Subsidiaries, and any other Subsidiary that is a guarantor or obligor in respect of the Credit Agreement.

        Section 1.20. Schedule B to the Note Purchase Agreements is hereby amended by adding thereto (in alphabetical order) a new definition of "Security Agreement" reading in its entirety as set forth below:

                  "Security Agreement" is defined in Section 1.

        Section 1.21. Schedule B to the Note Purchase Agreements is hereby amended by adding thereto (in alphabetical order) a new definition of "Security Documents" reading in its entirety as set forth below:

                  "Security Documents" means the Intercreditor Agreement, the Subsidiary Guaranty, any supplement to the Subsidiary Guaranty contemplated by Section 9.6(b), the Security Agreement, any supplement to the Security Agreement contemplated by Section 9.6(b), and any other agreement, document or instrument entered into by the Company and/or any Restricted Subsidiary providing security for the Notes.

         Section 1.22. Schedule 5.4 to the Note Purchase Agreements is hereby amended and restated in its entirety as set forth in Schedule 5.4 hereto.

         Section 1.23. References in the Note Purchase Agreements to "Exhibit 9.6" are hereby amended to read "Exhibit 9.6(b)" and a new Exhibit 9.6(a) is hereby added to the Note Purchase Agreements reading in its entirety as set forth in Exhibit 9.6(a) attached hereto.

SECTION 2.        CONDITIONS TO EFFECTIVENESS.

         This Amendment No. 1 to Note Purchase Agreements shall not be effective until (i) the Company and the holders of 51% in aggregate principal amount of the outstanding Notes shall have executed and delivered this Amendment No. 1 to Note Purchase Agreements and each of the Subsidiary Guarantors has executed and delivered its Consent hereto, (ii) each Purchaser shall have received from Kay Rustand, Esq., General Counsel for the Company, her legal opinion with respect to the Company and the Subsidiary Guarantors, dated the effective date of this Amendment No. 1 to Note Purchase Agreements, in form and substance reasonably satisfactory to each Purchaser and special counsel to the Purchasers, covering the matters set forth in Exhibit C attached hereto, (iii) each Purchaser shall have received from the Company a certificate dated the effective date of this Amendment No. 1 to Note Purchase Agreements, signed by the Executive Vice President and Chief Financial Officer of the Company, to the effect that the representations and warranties of the Company set forth in Exhibit D attached hereto are true and correct on and with respect to the effective date of this Amendment No. 1 to Note Purchase Agreements, (iv) the Company shall have paid to each Purchaser an amendment fee in an amount equal to 0.15% of the outstanding principal amount of such Purchaser's Notes, (v) the Company shall have paid all of the out-of-pocket expenses incurred by the Purchasers in connection with the consummation of the transactions contemplated by this Amendment No. 1 to Note Purchase Agreements, including, without limitation, the fees and disbursements of Chapman and Cutler, special counsel to the Purchasers and (vi) the Company shall have satisfied each of the following closing conditions:

                  1.       Each of the Intercreditor Agreement (as described in
         Section 1.1 hereof) and the Security Agreement (as described in Section
         1.1 hereof) shall have been duly
         executed, acknowledged and delivered by the respective parties thereto and shall be in full force and effect.

                  2. The Company and the Bank shall have entered into the Third Amendment to the Credit Agreement and each Purchaser shall have received a copy of the Credit Agreement, with all amendments thereto, certified as true and correct by an authorized officer of the Company.

                  3. The Collateral Agent and each holder of the Notes shall have received reasonably satisfactory evidence that the Collateral is insured against fire and other casualties at replacement cost, together with standard mortgage clauses naming the Collateral Agent (for the benefit of the holders of the Notes) as mortgagee or secured party. The Collateral Agent and each holder of the Notes shall also have received reasonably satisfactory original certificates of general public liability insurance, naming each holder of a Note as an additional insured. All premiums on such policies shall be prepaid by the Company.

                  4. All actions shall have been taken at the Company's expense as are necessary and appropriate for the holders of the Notes and the Bank to maintain a valid and perfected first priority lien and security interest in and to the collateral detailed in the Security Agreement, including, without limitation, the filing and recording of such documents and Uniform Commercial Code financing statements as may be necessary and appropriate, subject to Liens permitted by Section
         10.5 of the Note Purchase Agreements.

                  5. All proceedings taken in connection with the transactions contemplated by this Amendment No. 1 to Note Purchase Agreements, and all documents necessary to the consummation thereof, shall be reasonably satisfactory in form and substance to you and your special counsel, and you shall have received a copy (executed or certified as may be appropriate) of all legal documents or proceedings taken in connection with the consummation of said transactions (including, without limitation, approving resolutions duly adopted by the respective Board of Directors of the Company and each Subsidiary Guarantor and accompanied by a certificate by the Secretary or Assistant Secretary of the Company and each Subsidiary Guarantor stating that such resolutions are true and correct, have not been altered or repealed and are in full force and effect).

                  6. As of the effective date of this Amendment No. 1 to Note Purchase Agreements (after giving effect to the amendments contemplated hereby), no Default or Event of Default shall have occurred and be continuing.

SECTION 3.        MISCELLANEOUS.

         Section 3.1. This Amendment No. 1 to Note Purchase Agreements shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

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         Section 3.2.      This Amendment No. 1 to Note Purchase Agreements may
be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

         Section 3.3. Except to the extent hereby amended, the Note Purchase Agreements are in all respects hereby ratified, confirmed and approved.

         Section 3.4. The capitalized terms used in this Amendment No. 1 to Note Purchase Agreements shall have the respective meanings specified in the Note Purchase Agreements unless otherwise herein defined or the context hereof shall otherwise require.

         Section 3.5. Any and all notices, requests, certificates and other instruments, including the Notes, may refer to the "Note Purchase Agreement" or the "Note Purchase Agreement dated October 15, 1998" without making specific reference to this Amendment No. 1 to Note Purchase Agreements, but nevertheless all such references shall be deemed to include this Amendment No. 1 to Note Purchase Agreements unless the context shall otherwise require.

         Section 3.6. This Amendment No. 1 to Note Purchase Agreements and all covenants herein contained shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. All covenants made by the Company herein shall survive the closing and the delivery of this Amendment No. 1 to Note Purchase Agreements.

                                       RELIANCE STEEL & ALUMINUM CO.

                                       By
                                          Its

The foregoing is hereby agreed
to as of the date first written above.

                                       BERKSHIRE LIFE INSURANCE COMPANY OF
                                          AMERICA

                                       By
                                          Its

                                       CONNECTICUT GENERAL LIFE INSURANCE
                                          COMPANY

                                       By: CIGNA Investments, Inc.

                                          By
                                             Its

                                       CENTURY INDEMNITY COMPANY

                                       By
                                          Its

                                       JOHN HANCOCK LIFE INSURANCE COMPANY
                                          (Formerly known as John Hancock Mutual
                                          Life Insurance Company)

                                       By
                                          Its

                                       JOHN HANCOCK VARIABLE LIFE INSURANCE
                                          COMPANY

                                       By
                                          Its

                                       JOHN HANCOCK REASSURANCE COMPANY LTD.

                                       By
                                          Its

                                       MELLON BANK, N.A., solely in its capacity
                                          as Trustee for the Bell Atlantic
                                          Master Trust (as directed by John
                                          Hancock Life Insurance Company), and
                                          not in its individual capacity

                                       By
                                          Its

                                       COMMONWEALTH OF PENNSYLVANIA
                                       STATE EMPLOYEES' RETIREMENT SYSTEM

                                       By: John Hancock Life Insurance Company,
                                           as Investment Advisor

                                          By
                                              Its

                                       THE NORTHWESTERN MUTUAL LIFE INSURANCE
                                          COMPANY

                                       By
                                           Name:
                                           Its Authorized Representative

                                       TEACHERS INSURANCE AND ANNUITY
                                          ASSOCIATION OF AMERICA

                                       By
                                          Its

                                       AMERICAN UNITED LIFE INSURANCE COMPANY

                                       By
                                          Its

                                       REASSURE AMERICA LIFE INSURANCE COMPANY
                                        (as transferee of CLARICA LIFE INSURANCE
                                        COMPANY-U.S. (formerly known as TMG
                                        Life Insurance Company)

                                       By: Swiss Re Asset Management (Americas)
                                              Inc., as Attorney in Fact

                                              By _______________________________
                                                 Its

                                       THE UNION CENTRAL LIFE INSURANCE COMPANY

                                       By
                                          Its

                                       AMERICAN INVESTORS LIFE INSURANCE
                                          COMPANY

                                       By: AmerUs Capital Management Group,
                                           Inc., its authorized attorney-in-
                                           fact

                                          By
                                              Its

                                       MASSACHUSETTS MUTUAL LIFE INSURANCE
                                            COMPANY

                                       By: David L. Babson & Company Inc., as
                                           Investment Adviser

                                          By
                                              Its

             CONSENT TO AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENTS

         The undersigned hereby acknowledges receipt of a counterpart original of, and consents to, the foregoing Amendment No. 1 to Note Purchase Agreements dated as of July 1, 2003 and the Security Agreement and the Intercreditor Agreement described therein.

         The undersigned hereby ratifies and confirms in all respects its obligations under its Subsidiary Guaranty dated October 15, 1998 in favor of the holders of the Notes.

         This Consent to Amendment No. 1 to Note Purchase Agreements is furnished for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the undersigned, and the undersigned understands and intends that the Purchasers will rely on the foregoing and that the undersigned will be legally bound by the foregoing. This Consent to Amendment No. 1 to Note Purchase Agreements shall inure to the benefit of the Purchasers and their respective successors and assigns.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Consent to Amendment No. 1 to Note Purchase Agreements as of July __, 2003, pursuant to proper authority duly granted.

                                       [SUBSIDIARY GUARANTORS]

                                       By
                                          Its

                           FORM OF SECURITY AGREEMENT

                                    EXHIBIT A
                (to Amendment No. 1 to Note Purchase Agreements)

                         FORM OF INTERCREDITOR AGREEMENT

                                    EXHIBIT B
                (to Amendment No. 1 to Note Purchase Agreements)

                    DESCRIPTION OF OPINION OF COMPANY COUNSEL

         The opinion of Kay Rustand, Esq., General Counsel for the Company, with respect to the Company and each Subsidiary Guarantor, which is called for by
Section 2 of Amendment No. 1 to Note Purchase Agreements, shall be dated the effective date of Amendment No. 1 to Note Purchase Agreements and addressed to the Purchasers, shall be reasonably satisfactory in scope and form to the Purchasers and shall be to the effect that:

                  (1) The Company is a corporation, duly incorporated, legally existing and in good standing under the laws of the State of California, has corporate power and authority and is duly authorized to enter into and perform Amendment No. 1 to Note Purchase Agreements, the Security Agreement and the Intercreditor Agreement;

                  (2) Each Subsidiary Guarantor is a corporation, duly incorporated, legally existing and in good standing under the laws of its jurisdiction of incorporation, has corporate power and authority and is duly authorized to enter into and perform its obligations under its Consent to Amendment No. 1 to Note Purchase Agreements dated as of July 1, 2003 (each a "Consent"), the Subsidiary Guaranty and the Security Agreement;

                  (3) Each of Amendment No. 1 to Note Purchase Agreements, the Security Agreement and the Intercreditor Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding contract and agreement of the Company enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                  (4) Each of the Consents, the Subsidiary Guaranty and the Security Agreement has been duly authorized, executed and delivered by each Subsidiary Guarantor and constitutes the legal, valid and binding contract and agreement of each Subsidiary Guarantor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                  (5) No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal, state or local, is necessary in connection with the execution and delivery of Amendment No. 1 to Note Purchase Agreements, the Security Agreement, the Intercreditor Agreement, the Consents or the Subsidiary Guaranty;

                  (6) The execution, delivery and performance by the Company of Amendment No. 1 to Note Purchase Agreements, the Security Agreement and the Intercreditor Agreement does not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien (other than the Lien created by the Security Agreement) upon any of the property of the Company

                                    EXHIBIT C
                (to Amendment No. 1 to Note Purchase Agreements) pursuant to the provisions of the Articles of Incorporation or By-laws of the Company or any agreement or other instrument known to such counsel to which the Company is a party or by which the Company may be bound;

                  (7) The execution, delivery and performance by each Subsidiary Guarantor of the Subsidiary Guaranty and the Security Agreement does not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien (other than the Lien created by the Security Agreement) upon any of the property of any Subsidiary Guarantor pursuant to the provisions of the [Articles/Certificate] of Incorporation or By-laws of any Subsidiary Guarantor or any agreement or other instrument known to such counsel to which any Subsidiary Guarantor is a party or by which any Subsidiary Guarantor may be bound; and

                  (8) The Security Agreement and/or financing statements or similar notices with respect thereto have been filed for record or recorded in all public offices wherein such filing or recordation is necessary to perfect the Lien in the Collateral (as defined in the Intercreditor Agreement) as against creditors of and purchasers from the Company, and each Subsidiary Guarantor. The Security Agreement creates a perfected Lien in the Collateral in favor of Bank of America, N.A., as Collateral Agent, for the benefit of the holders of the Notes, subject only to the liens and encumbrances permitted thereby.

         The opinion of Kay Rustand, Esq. shall cover such other matters relating to Amendment No. 1 to Note Purchase Agreements, the Security Agreement and the Intercreditor Agreement as the Purchasers may reasonably request, including, without limitation, that such opinion may be relied upon by subsequent holders of the Notes. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company and each Subsidiary Guarantor.

                         REPRESENTATIONS AND WARRANTIES

         The Company hereby represents and warrants to each holder of any Note that:

                  1. The Company is a corporation, duly organized, legally existing, and in good standing under the laws of the State of California, and is duly qualified as a foreign corporation and in good standing in all other states wherein the nature of its business or its assets make such qualification necessary.

                  2. The Company's execution and delivery of the Amendment No. 1 to Note Purchase Agreements, the Security Agreement and the Intercreditor Agreement and performance of its obligations hereunder and thereunder: (a) are and will be within its corporate powers; (b) are duly authorized by the Company's board of directors; (c) are not and will not be in contravention of any law, statute, rule or regulation, the terms of the Company's Articles of Incorporation or bylaws, nor of any preferred stock provision, indenture, agreement or undertaking to which the Company or any of its properties are bound;
         (d) do not require any consent or approval (including governmental) which has not been given; and (e) will not result in the imposition of Liens, charges or encumbrances on any of its properties or assets, except those in favor of the holders of the Notes and the Bank hereunder.

                  3. The Amendment No. 1 to Note Purchase Agreements, the Security Agreement and the Intercreditor Agreement, when duly executed and delivered, will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms.

                  4. All balance sheets, income statements and other financial data which have been furnished to any holder of a Note by the Company to induce such holder of a Note to enter into the Amendment No. 1 to Note Purchase Agreements do fairly represent the Company's financial condition as of the dates for which the same are furnished. All such financial statements, reports, papers and other data furnished to any holder of a Note are accurate and correct in all material respects and complete insofar as completeness may be necessary to give such holder of a Note a true and accurate knowledge of the subject matter. Since the date of such financial statements, no material adverse change has occurred in the operations or condition, financial or otherwise, of the Company, nor has the Company incurred since December 31, 2002, any material liabilities or made any material investment or guarantees, direct or contingent, in any single case or in the aggregate.

                  5. The Company is the true and lawful owner of the assets pledged pursuant to the terms of the Security Agreement.

                  6. All of the Company's representations and warranties set forth in Section 5 of the Note Purchase Agreements are true and correct on and as of the effective date hereof with the same effect as though made and repeated by the Company as of the effective date hereof.

                                    EXHIBIT D
                (to Amendment No. 1 to Note Purchase Agreements)

                  7.       (a) Neither the Company nor any of its Subsidiaries
         (i) is a blocked person described in Section 1 of Executive Order 13224 of the September 23, 2001 Blocking Property and Prohibiting Transaction With Persons Who Commit and Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49049 (2001)) or (ii) engages in any dealings or transactions, or is otherwise associated, with any such blocked person and (b) the Company and its Subsidiaries are in compliance, in all Material respects, with the USA Patriot Act of 2001 (signed into law October 26, 2001).

                             NAMES AND OWNERSHIP OF
                           SUBSIDIARIES OF THE COMPANY

                                                                                                           PERCENTAGE
                 NAME OF SUBSIDIARY(1)                                                                    OWNED BY THE
          AND JURISDICTION OF INCORPORATION                   CLASS OF CAPITAL STOCK                       COMPANY(2)
(3) Allegheny Steel Distributors, Inc., a Pennsylvania             Common Stock                               100%
    corporation

(3) Aluminum and Stainless, Inc., a Louisiana corporation          Common Stock                               100%

(3) American Metals Corporation, a California corporation          Common Stock                               100%

(3) AMI Metals, Inc., a Tennessee corporation                      Common Stock                               100%

(3) CCC Steel, Inc., a Delaware corporation                        Common Stock                               100%

(3) Central Plains Steel Co., a Kansas corporation                 Common Stock                               100%

(3) Chatham Steel Corporation, a Georgia corporation               Common Stock                               100%

(3) Durrett Sheppard Steel Co., Inc., a California                 Common Stock                               100%
    corporation

(3) Liebovich Bros., Inc., an Illinois corporation                 Common Stock                               100%

(3) Lusk Metals, a California corporation                          Common Stock                               100%

(3) Pacific Metal Company, an Oregon corporation                   Common Stock                               100%

(3) PDM Steel Service Centers, Inc., a California                  Common Stock                               100%
    corporation

(3) Phoenix Corporation, a Georgia corporation                     Common Stock                               100%

(3) RSAC Management Corp., a California corporation                Common Stock                               100%(4)

-------------------------------
(1) The Company owns certain shell corporations for the purpose of protecting the names "Reliance Steel Company" in Nevada; "Reliance Metalcenters" in Arizona, and Texas; and "Tube Service Co.," in California and a limited liability company in California, Matco Metals West LLC, for purposes of purchasing metals.

(2) The shares of all of the subsidiaries listed below (other than RSAC Management Corp.) are owned by RSAC Management Corp., which is a wholly-owned subsidiary of the Company.

(3) The above designated subsidiaries are Restricted Subsidiaries as defined in the Note Purchase Agreement.

                                  SCHEDULE 5.4
                (to Amendment No. 1 to Note Purchase Agreements)

                                                                                                          PERCENTAGE
                 NAME OF SUBSIDIARY(1)                                                                   OWNED BY THE
          AND JURISDICTION OF INCORPORATION                   CLASS OF CAPITAL STOCK                      COMPANY(2)

(3) Service Steel Aerospace Corp., a Delaware corporation          Common Stock                               100%

(3) Siskin Steel & Supply Company, Inc., a Tennessee            Voting Common Stock                           100%
    corporation                                              Non-voting Common Stock                          100%

(3) Toma Metals, Inc., a Pennsylvania corporation                  Common Stock                               100%

(3) Valex Corp., a California corporation                          Common Stock                              97.4%

(3) Viking Materials, Inc., a Minnesota corporation            Voting Common Stock                            100%
                                                             Non-voting Common Stock                          100%

                                                                                                          PERCENTAGE
                  NAME OF AFFILIATE                                                                      OWNED BY THE
          AND JURISDICTION OF INCORPORATION                      EQUITY INTEREST                          COMPANY(2)
American Steel, LLC, an Oregon limited                         Membership Interests                          50.5%
liability company

RESTRICTIONS

         The Restricted Subsidiaries of the Company are guarantors of the Company's primary credit facility with Bank of America, National Association, as Administrative Agent and the Lenders listed therein, and, accordingly, are subject to certain restrictions, none of which would prohibit any such Restricted Subsidiary from paying dividends to the Company out of profits or making any other similar distributions of profits to the Company.

         When the Company merged MetalCenter, Inc. with and into the Company, the Company became obligated on those Variable Rate Demand Industrial Development Revenue Bonds, Series 1989 A, issued by MetalCenter, Inc., in favor of Industrial Development Authority of the City of Santa Fe Springs, a public, corporate instrumentality of the state of California, due July 1, 2014, with a principal balance of $2.75 million as of December 31, 2002, which are secured by a letter of credit issued by Bank of America, National Association, which contain certain restrictions but do not prohibit the Company from paying dividends out of profits or making any other similar distributions from profits.

-----------------------------------------------------
(4) RSAC Management Corp. provides certain administrative and financial services to the subsidiaries, but is not a metals service center.

                                     5.4-2

         When the Company acquired Viking Materials, Inc., Viking Materials, Inc. was obligated on those Variable Rate Demand Industrial Development Revenue Bonds, Series 1999, issued by Viking Materials, Inc., in favor of the City of Minneapolis, a public, corporate instrumentality in the state of Minnesota, due March 1, 2009, with a principal balance of $2.25 million as of December 31, 2002, which are secured by a letter of credit issued by Bank of America, National Association, which contain certain restrictions but do not prohibit Viking Materials, Inc. from paying dividends out of profits or making any other similar distributions from profits to the Company.

         When the Company acquired an additional membership unit of American Steel, L.L.C. effective May 1, 2002, the Company began consolidating the financial results of American Steel, L.L.C, including its obligations under that Credit Agreement dated as of May 1, 2002 in favor of Bank of America, National Association, due June 30, 2004, with a principal balance of $21.43 million as of December 31, 2002, which contains certain restrictions including a prohibition limiting dividends that can be paid out of profits or other similar distributions from profits to the Company and the minority owner of the remainder of the joint venture as set forth in the Operating Agreement with respect to American Steel, L.L.C., as amended.

OFFICERS AND DIRECTORS OF THE COMPANY

OFFICERS

      NAME                                       POSITION

David H. Hannah                   Chief Executive Officer
Gregg J. Mollins                  President and
                                   Chief Operating Officer
Karla R. McDowell                 Executive Vice President and Chief Financial
                                  Officer
James P. MacBeth                  Senior Vice President, Carbon Steel Operations
William K. Sales, Jr.             Senior Vice President, Non-Ferrous Operations
Donna Newton                      Vice President, Human Resources
Kay Rustand                       Vice President and General Counsel
Yvette M. Schiotis                Secretary

                                     5.4-3

DIRECTORS

Joe D. Crider
Thomas W. Gimbel
Douglas M. Hayes
Robert Henigson
David H. Hannah
Franklin R. Johnson
Gregg J. Mollins
William I. Rumer
Leslie A. Waite

                                      5.4-4

         FORM OF EVIDENCE WITH RESPECT TO RELEASE OF SECURITY AGREEMENT

                                 EXHIBIT 9.6(a)
                (to Amendment No. 1 to Note Purchase Agreements)